Non-Current Assets and Disposal Groups Held for Sale	3 Months Ended
Jun. 30, 2018
Components of Other Non-Current Assets and Disposal Groups Held for Sale [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]

Non-Current Assets and Disposal Groups Held for Sale

Within the balance sheet, non-current assets and disposal groups held for sale are reported in Other assets and Other liabilities. This note provides further explanation on the nature and the financial impact of the non-current assets and disposal groups held for sale as of June 30, 2018.

Non-Current Assets and Disposal Groups Held for Sale at the Reporting Date

Total assets held for sale amounted to € 2.6 billion as of June 30, 2018 (December 31, 2017: € 45 million) and the disposal groups included liabilities of € 2.7 billion as of June 30, 2018 (December 31, 2017: € 16 million).

As of June 30, 2018, there were no unrealized net gains or losses (December 31, 2017: € 0 million) relating to non-current assets and disposal groups classified as held for sale recognized directly in accumulated other comprehensive income (loss).

Sale of Portuguese Private & Commercial Clients business

On March 27, 2018, the Group announced that it has entered into an agreement to sell its local Private & Commercial Banking (PCB) business in Portugal to ABANCA Corporación Bancaria S.A. (“ABANCA”). Accordingly and at the end of the first quarter 2018, the business was classified as a disposal group held for sale. The valuation of the unit resulted in the recognition of a pre-tax loss of € (53) million which was recorded in other income (€ (40) million) and general and administrative expense (€ (13) million) of PCB in the first quarter 2018. With the transaction, Deutsche Bank continues to execute its strategy to sharpen its focus and reduce complexity. The transaction remains subject to regulatory approvals and other conditions. The parties are aiming to close the transaction in the first half of 2019.

Disposal of Polish Private & Commercial Bank business

Following the announcement made on December 14, 2017 that Deutsche Bank had entered into an agreement to sell its local Private & Commercial Banking business in Poland, together with DB Securities S.A., to Bank Zachodni WBK S.A. (“BZ WBK”), the Group obtained all material outstanding regulatory approvals on July 17, 2018 to proceed with the designated transaction. Accordingly, the respective business will be classified as a disposal group held for sale. The Group does not expect the held for sale classification to cause a significant impairment expense in the third quarter 2018.

The retail mortgage portfolio denominated in foreign currency is excluded from the transaction. The sale is in line with the Group’s effort to continue to sharpen its focus and reduce complexity. BZ WBK is part of the Santander Group, with Banco Santander S.A. being its parent company. The transaction was subject to approvals of the Polish FSA, other regulatory approvals, corporate consents and other conditions. The parties are aiming for a finalization of the transaction in the second half of 2018.